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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  MAY 30, 2008


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                                 XENOMICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         333-103083                                      04-3721895
  (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)


                        420 LEXINGTON AVENUE. SUITE 1701
                            NEW YORK, NEW YORK 10170
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)









                                 (212) 297-0808
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         Subsequent to the approval of all of the disinterested members of the Board of Directors, Xenomics, Inc. (the "Company") and Gian Luigi Longinotti-Buitoni, the Executive Chairman of the Company ("Lead Investor") entered into Amendment No. 6 (the "Amendment"), dated as of May 30, 2008, to the Warrant and Put Option Agreement originally dated as of November 30, 2006 (the "Agreement"), as amended August 29, 2007, October 30, 2007, February 25, 2008, April 11, 2008 and May 15, 2008 (the "Warrant and Put Option Agreement"), pursuant to which the Amendment extended to June 16, 2008, the date on which the Company may, at its sole discretion, exercise a put option (the "Put Option") pursuant to which it may require the Lead Investor to invest in the Company up to an additional $1,500,000 to purchase the Maximum Put Amount of Units at a purchase price of $.55 per share of common stock, par value $0.0001 (the "Shares"). Upon notification on or before June 16, 2008, the Lead Investor shall purchase the number of Units specified in such notice by June 17, 2008 up to the Maximum Put Amount. The Amendment is filed as Exhibit 4.1 to this report. (Capitalized terms not otherwise defined herein are given the meaning ascribed to them as set forth in the Amendment).

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                      4.1 Form of Amendment No. 6 to Warrant and Put Option Agreement dated May 30, 2008.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          XENOMICS, INC.


Date: June 5, 2008                        By: /s/ Gian Luigi Longinotti-Buitoni
                                          -------------------------------------
                                          Gian Luigi Longinotti-Buitoni
                                          Executive Chairman



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